COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2013
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES

30.	COMMITMENTS AND CONTINGENCIES

The Company insures the legal liability risks for its shipping activities with Assuranceforeningen SKULD and Assuranceforeningen Gard Gjensidig, both mutual protection and indemnity associations. As a member of these mutual associations, the Company is subject to calls payable to the associations based on the Company's claims record in addition to the claims records of all other members of the associations. A contingent liability exists to the extent that the claims records of the members of the associations in the aggregate show significant deterioration, which result in additional calls on the members.

Following the termination of the Company's P&I insurance relationship with Britannia Steam Ship Insurance Association Limited ("Britannia"), SEB issued a guarantee in April 2013 to Britannia at the Company's request in respect of possible claims on certain ships for any of the insurance years 2009/10, 2010/11, 2011/12 and 2012/13 up to a maximum aggregate liability of $1.7 million. As of December 31, 2013, the Company has placed $1.7 million (2012: nil) into a restricted bank account at SEB as support for the guarantee. The restricted deposit account and the guarantee amount were reduced to $0.4 million in January 2014. The guarantee expires on December 31, 2015.

As of December 31, 2013, the Company had four (2012: four) vessels that were sold by the Company at various times during the period from November 1998 to December 31, 2003, and leased back on charters that have initial periods ranging from eight to twelve and a half years including options on the lessor's side to extend the charters for periods that range up to five years. All of these charters are accounted for as capital leases. The lessor has options to put the vessels on the Company at the end of the lease terms. The total amount that the Company would be required to pay in 2015 under these put options with respect to these capital leases is $36.0 million (2012: $36.0 million).

As of December 31, 2013, Chevron charters three vessels on long-term bareboat charters and holds options to purchase each vessel for $1 per vessel on April 1, 2015.

As of December 31, 2013, the Company was committed to make newbuilding installments of $87.9 million in 2014.

As part of the Company's restructuring in December 2011, Frontline 2012 has agreed to fully reimburse and indemnify the Company for all payments made under any guarantees issued by the Company to the shipyard in connection with five VLCC newbuilding contracts acquired from the Company and to reimburse the Company for all costs incurred in connection with these guarantees. Two of the five contracts have been cancelled by Frontline 2012 and Frontline 2012 has received reimbursement of installments paid and accrued interest. The remaining three contracts have been cancelled by Frontline 2012 and are in arbitration. The Company has not recorded any liability in respect of these guarantees as the Company does not believe that it will be required to make any payments in relation to them.

The Company is a party, as plaintiff or defendant, to several lawsuits in various jurisdictions for unpaid charterhire, demurrage, damages, off-hire and other claims and commercial disputes arising from the operation of its vessels, in the ordinary course of business or in connection with its acquisition activities.  The Company believes that the resolution of such claims will not have a material adverse effect on the Company's operations or financial condition.